                                                            EXHIBIT 10.4
LAND TITLE GUARANTEE COMPANY
102 S. TEJON #100
CO. SPRINGS, CO  80903

                            STATEMENT OF SETTLEMENT
                            -----------------------
                                  PURCHASER'S


PROPERTY ADDRESS       3210 WOODMEN ROAD
                  ----------------------------------------------------------

SELLER   LP47, LLC, A COLORADO LIMITED LIABILITY COMPANY
       ---------------------------------------------------------------------
         ALLIANCE EXCHANGE GROUP, INC., A CALIFORNIA CORPORATION AS QUALIFIED
BUYER    INTERMEDIARY FOR THE ROCKIES FUND, INC., A NEVADA CORPORATION
       ----------------------------------------------------------------------

SETTLEMENT DATE    April 01, 1997   DATE OF PRORATION    April 01, 1997
                 -----------------                     ----------------------
=============================================================================

                                                   debit      credit
                                               --------------------------
Contract Sales Price.                             390,000.00
Record:  Warranty Deed.                                86.00
Documentary Fee.                                       39.00
Tax for Current Yr.  1997 - 90 Days @ $9.8809                      889.28
Closing Fee.                                           50.00
                                              ___________________________

                                  Subtotals   **  390,175.00       889.28
                     Balance due from Buyer                    389,285.72
                                     TOTALS  ***  390,175.00   390,175.00


THE FOLLOWING ITEMS ARE BEING HANDLED OUTSIDE CLOSING:
WATER/SEWER/TAP FEES/UTILITIES/HAZARD INSURANCE


ANY AND ALL POST CLOSING ADJUSTMENTS ARE SOLELY BETWEEN BUYER AND SELLER. The above figures do not include sales or use taxes on personal property.

                             APPROVED AND ACCEPTED
READ & APPROVED:

THE ROCKIES FUND, INC., A NEVADA
CORPORATION

----------------------------------           By ------------------------------
BY:  STEPHEN G. CALANDRELLA,                    LAND TITLE GUARANTEE COMPANY,
     PRESIDENT

Purchaser ----------------------------       By ------------------------------
        ALLIANCE EXCHANGE GROUP, INC.,           LEIGH RENFRO
        A CALIFORNIA CORPORATION

Purchaser ----------------------------       ESCROW # CSC108270.108270
                                                   SC108270
                                             COMMITMENT #

Form No. 4 (Computer)